UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 3, 2005

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 750-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definitive Material Agreement

On March 3, 2005, Tripath Technology Inc. entered into the Securities Purchase Agreement attached hereto as Exhibit 10.1 (the “Agreement”) with the purchasers named therein (the “Purchasers”). Pursuant to the Agreement, the Purchasers are purchasing, in the aggregate, 4,833,335 shares of common stock of Tripath Technology Inc., par value $0.001, at a price of $0.90 per share. The aggregate consideration to be received by the Company for the common stock to be issued is approximately $4,350,000. The transaction closed on March 3, 2005.

The Purchasers are also receiving warrants in the form attached hereto as Exhibit 4.1 to purchase up to an additional 966,667 shares of common stock of Tripath Technology Inc. The warrants have a term of three years starting six months and one day from March 3, 2005 and an exercise price equal to $1.25 per share.

The financing was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Tripath Technology Inc. also entered into a Registration Rights Agreement with the Purchasers which is attached hereto as Exhibit 4.2 pursuant to which the Purchasers are being granted certain registration rights.

On March 3, 2005, Tripath Technology Inc. issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report.

On February 21, 2005, Tripath Technology Inc. entered into a letter agreement with Rodman & Renshaw, LLC, the placement agent for the transaction, attached hereto as Exhibit 99.2, pursuant to which a cash fee equal to $15,000 plus 5% of the aggregate capital raised from the transaction described herein or an aggregate of $232,500.05 is payable upon the closing.

The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 10.1, 4.1, 4.2 and 99.2, each of which is hereby incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant

4.2	Registration Rights Agreement dated March 3, 2005 by and between Tripath Technology Inc. and the Purchasers named in the Securities Purchase Agreement dated March 3, 2005.

10.1	Securities Purchase Agreement dated March 3, 2005 by and between Tripath Technology Inc. and the Purchasers named therein.

99.1	Press Release dated March 3, 2005.

99.2	Letter agreement dated February 21, 2005 by and between Tripath Technology Inc. and Rodman & Renshaw, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripath Technology Inc.

By:	/s/ Jeffrey L. Garon
Jeffrey L. Garon
Vice President of Finance and Chief Financial Officer

Date: March 4, 2005

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant

4.2	Registration Rights Agreement dated March 3, 2005 by and between Tripath Technology Inc. and the Purchasers named in the Securities Purchase Agreement dated March 3, 2005.

10.1	Securities Purchase Agreement dated March 3, 2005 by and between Tripath Technology Inc. and the Purchasers named therein.

99.1	Press Release dated March 3, 2005.

99.2	Letter agreement dated February 21, 2005 by and between Tripath Technology Inc. and Rodman & Renshaw, LLC.